SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549


                                Form 8-K

                             CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 6, 2001
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                                WesBanco, Inc.
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           (Exact name of registrant as specified in its charter)


       West Virginia               0-8467                55-0571723
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(State or other jurisdiction      (Commission        (IRS Employer
     of incorporation)             File Number)      Identification No.)


1 Bank Plaza, Wheeling, WV                              26003
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code    (304) 234-9000
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Former name or former address, if changed since last report  Not Applicable
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

Item 5. Other Events

     On August 6, 2001, WesBanco, Inc. announced that Edward M. George would retire his positions as WesBanco, Inc.'s President and CEO and WesBanco Bank, Inc.'s President and CEO, effective August 8, 2001. WesBanco, Inc.'s Board of Directors elected Paul M. Limbert to succeed Mr. George as President and CEO and Robert H. Young to succeed Mr. Limbert as Executive Vice President and CFO. WesBanco Bank, Inc.'s Board of Directors elected Kristine N. Molnar to succeed Mr. George as President and CEO of WesBanco Bank, Inc.

Item 7. Financial Statements and Exhibits

  (b) Exhibits

      99 - Press release dated August 6, 2001, announcing WesBanco's Chief
           Executive Officer's retirement and election of Executive Officers.


Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WesBanco, Inc.
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                                          (Registrant)


August 8, 2001                            /s/ Paul M. Limbert
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    Date                                  Paul M. Limbert
                                          President & Chief Executive Officer